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RBSGC 2005-A - Group 2
9/1/05 Cutoff

TOTAL CURRENT BALANCE:	158,980,925
TOTAL ORIGINAL BALANCE:	161,149,764
NUMBER OF LOANS:	634

		Minimum	Maximum
AVG CURRENT BALANCE:	$250,758.56	$34,643.55	$999,949.99
AVG ORIGINAL BALANCE:	$254,179.44	$35,000.00	$999,999.00

WAVG GROSS COUPON:	5.99678%	5.20000	7.00000%

WAVG CURRENT FICO SCORE:	712	472	810

WAVG ORIGINAL LTV:	72.36%	15.08	100.00%

WAVG ORIGINAL TERM:	360 months	240	360 months
WAVG STATED REMAINING TERM:	349 months	230	354 months
WAVG SEASONING:	11 months	6	31 months

TOP STATE CONCENTRATIONS ($):	32.19 % California, 13.02 % New York, 6.77 % Florida
TOP INTEREST ONLY CONCENTRATIONS ($):	79.57 % NOT IO, 20.43 % IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	73.31 % No Prepay Penalty, 26.69 % Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	1.13% 92009 (Carlsbad, CA)

WAVG ORIG PREPAY TERM (EXCL 0):	47 months	0	60 months

NOTE DATE:		Jan 14, 2003	Feb 01, 2005
FIRST PAY DATE:		Mar 01, 2003	Apr 01, 2005
MATURE DATE:		Nov 01, 2024	Mar 01, 2035

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
34,644 -100,000	97	7,154,188.38	4.50
100,001 -200,000	232	33,865,148.69	21.30
200,001 -300,000	99	24,050,167.02	15.13
300,001 -400,000	93	32,938,125.90	20.72
400,001 -500,000	59	26,384,086.39	16.60
500,001 -600,000	26	14,241,180.69	8.96
600,001 -700,000	17	10,895,461.55	6.85
700,001 -800,000	4	2,942,303.89	1.85
800,001 -900,000	2	1,616,998.83	1.02
900,001 -999,950	5	4,893,263.82	3.08
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
240	3	528,927.16	0.33
360	631	158,451,998.00	99.67
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
230 - 240	3	528,927.16	0.33
325 - 336	64	10,823,066.71	6.81
337 - 348	7	2,357,054.40	1.48
349 - 354	560	145,271,876.89	91.38
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2-4 Units	59	19,491,575.83	12.26
Condominium	43	9,893,769.28	6.22
Cooperative	1	192,279.99	0.12
Deminimus PUD	32	6,706,793.28	4.22
PUD	18	3,633,204.00	2.29
Single Family	398	99,587,670.84	62.64
Single Family Detached	38	9,206,448.25	5.79
Two-to-Four Family	45	10,269,183.69	6.46
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Investor	83	13,050,096.22	8.21
Non-owner	12	1,569,352.50	0.99
Primary	512	138,145,287.67	86.89
Second Home	27	6,216,188.77	3.91
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	231	61,366,771.26	38.60
Purchase	310	74,088,802.99	46.60
Rate/Term Refinance	93	23,525,350.91	14.80
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Express Documentation	2	483,561.41	0.30
Full Documentation	128	36,106,620.33	22.71
No Documentation	42	7,869,237.23	4.95
No Income/Employ Disclosure	1	89,378.23	0.06
No Income/Employ/Asset Disclosure	1	194,280.31	0.12
No Ratio	10	1,749,507.01	1.10
Stated Documentation	413	102,337,032.08	64.37
Stated Income	20	4,209,637.77	2.65
Stated Income/Asset	17	5,941,670.79	3.74
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 50.00	62	12,825,267.66	8.07
50.01 - 60.00	56	15,179,538.25	9.55
60.01 - 70.00	87	29,293,668.28	18.43
70.01 - 80.00	332	84,006,681.89	52.84
80.01 - 85.00	8	2,143,369.10	1.35
85.01 - 90.00	40	6,905,356.10	4.34
90.01 - 95.00	30	5,677,267.46	3.57
95.01 - 100.00	19	2,949,776.42	1.86
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	135	51,171,326.53	32.19
New York	64	20,697,642.21	13.02
Florida	57	10,760,867.69	6.77
New Jersey	29	10,315,033.67	6.49
Arizona	36	6,935,695.14	4.36
Pennsylvania	27	4,526,089.50	2.85
Nevada	16	4,386,580.92	2.76
Washington	19	4,206,674.08	2.65
Oregon	22	4,076,659.07	2.56
Connecticut	14	3,898,774.74	2.45
Georgia	11	3,136,107.93	1.97
Texas	21	3,121,177.00	1.96
Maryland	15	3,071,119.92	1.93
Illinois	15	2,959,619.40	1.86
Minnesota	15	2,873,337.51	1.81
Virginia	14	2,661,711.80	1.67
Idaho	9	1,846,060.58	1.16
Massachusetts	7	1,590,789.01	1.00
Ohio	11	1,574,457.03	0.99
Michigan	10	1,534,205.15	0.97
Colorado	7	1,476,135.32	0.93
New Mexico	8	1,159,362.24	0.73
Indiana	10	1,123,847.37	0.71
Wisconsin	5	868,721.99	0.55
Utah	6	853,443.90	0.54
Iowa	3	769,471.88	0.48
Missouri	3	684,275.89	0.43
North Carolina	5	673,346.47	0.42
Arkansas	5	658,045.94	0.41
Montana	3	627,096.79	0.39
South Carolina	6	581,118.24	0.37
Tennessee	5	470,061.59	0.30
Rhode Island	1	426,242.73	0.27
New Hampshire	2	414,631.68	0.26
Alabama	3	409,124.43	0.26
West Virginia	1	356,575.62	0.22
Delaware	1	355,857.32	0.22
District of Columbia	1	330,577.36	0.21
Kansas	2	242,055.73	0.15
Kentucky	2	230,086.32	0.14
Maine	2	220,958.79	0.14
Hawaii	1	213,435.00	0.13
Oklahoma	2	196,438.21	0.12
Nebraska	2	179,744.11	0.11
Louisiana	1	116,341.36	0.07
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.200 - 5.250	1	232,369.58	0.15
5.251 - 5.500	13	5,094,341.60	3.20
5.501 - 5.750	55	17,748,994.36	11.16
5.751 - 6.000	269	71,461,706.71	44.95
6.001 - 6.250	292	63,582,576.95	39.99
6.251 - 6.500	2	544,045.03	0.34
7.001 - 7.000	2	316,890.93	0.20
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
472 - 500	4	742,751.53	0.47
501 - 550	7	1,348,147.61	0.85
551 - 600	12	2,284,569.47	1.44
601 - 650	63	14,398,824.15	9.06
651 - 700	179	44,236,163.48	27.82
701 - 750	213	52,017,602.26	32.72
751 - 800	147	42,851,776.25	26.95
801 - 810	9	1,101,090.41	0.69
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
AMORTIZATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NOT IO	544	126,503,515.37	79.57
IO	90	32,477,409.79	20.43
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	544	126,503,515.37	79.57
Fixed Rate IO	90	32,477,409.79	20.43
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIG PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	449	116,549,910.13	73.31
6	4	788,540.44	0.50
12	14	5,022,966.93	3.16
24	4	949,013.95	0.60
36	43	8,477,577.66	5.33
42	5	1,487,771.32	0.94
60	115	25,705,144.73	16.17
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	634	158,980,925.16	100.00
Total	634	158,980,925.16	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepay Penalty	449	116,549,910.13	73.31
Has Prepay Penalty	185	42,431,015.03	26.69
Total	634	158,980,925.16	100.00